                                                                   EXHIBIT 10.13


THIS LEASE, dated as of the 6th day of March, 1996, between NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP, a Connecticut limited partnership, hereinafter referred to as the Landlord, and TIME PUBLISHING VENTURES INC., a Delaware corporation, hereinafter referred to as the Tenant.

WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord, the demised premises described below on the following terms and conditions.

1.       Demised Premises:

         The Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord, a portion of the building ("building") situated on the land ("land") described in "Exhibit A" attached hereto and located at 19 Newtown Turnpike, Norwalk and Westport, Connecticut. Said portion of said building is shown on "Exhibit B" attached hereto as outlined in bold on "Exhibit B" attached hereto and is referred to hereinafter as "premises", Premises", "demised premises" or "Demised Premises". Landlord and Tenant agree that it shall conclusively be deemed that there are 16,472 rentable square feet attributable to the demised premises, irrespective of the results of any calculation and/or measurement hereafter. In addition, Tenant and Tenant's employees shall use no more than forty-three (43) parking spaces of the parking lots on the land; the use of all such parking spaces shall be in common with others and on a non-exclusive, first come/first served basis. Landlord represents to Tenant that there shall be a total of at least ninety-nine (99) parking spaces on the land.

2.       Term:

         The term of this Lease shall a) commence when Landlord shall have obtained the building permit referred to in Article 6. and CMS Video ("CMS") shall have vacated the demised premises ("Commencement Date") and b) end five
(5) years thereafter ("initial term").

                  In the event, but only in the event, that a) Tenant complies with all provisions of this entire Article as and when required, and b) at the time of the expiration of the then current term, 1) Tenant, at all times prior thereto, shall have fully and faithfully complied with and performed all terms and/or provisions of this Lease, as and when required pursuant to this entire Lease, and 2) this Lease shall then be in full force and effect, Tenant shall have three (3) options to extend the term of this Lease for one additional term ("option term"), each such option term being for five (5) years and commencing at midnight on the date on which the then current term terminates. Said option as to the immediately following option term shall, at all times hereafter, automatically, conclusively, absolutely and forever be deemed not to have been exercised by Tenant, all unless Tenant shall notify Landlord by giving Landlord written notice ("Notice to Landlord") received by Landlord at least nine (9) months prior to expiration of the then current term (time being of the essence) that Tenant elects to exercise said option. Such extension shall be on the same terms, covenants and conditions as the initial term except for the amount of Base Rent and further except that there shall be absolutely no option whatsoever to extend the term of this Lease beyond the third such option term. The Base Rent due and payable for each Lease Year of each such option term shall be the greater of 1) the amount recalculated for each Lease Year of each such option term pursuant to 3.b) of this Lease or 2) the fair market rental for demised premises determined by Landlord and Tenant at least ninety (90) days prior to inception of such option term. In the event Landlord and Tenant do not agree as to said fair market rental at least ninety (90) days prior to the inception of such option term, said fair market rental shall be determined pursuant to the Article of this Lease entitled "Disputes". In the event that, prior to inception of such option term, said agreement is not reached and/or said determination is not made as to the amount of fair market rental for such option term, Tenant shall pay Landlord: 1) on the first day of each month of such option term, until said agreement is reached or said determination is made, the amount of Base Rent due pursuant to 1) of the fourth sentence of this paragraph, same to be applied to the amount of Base Rent ultimately determined to be due for such option term,
2) immediately upon the reaching of said agreement or making of said determination, the difference, if any, between said Base Rent ultimately determined to be due for such option term and the amount paid pursuant to 1) of this sentence, and 3) at all times after the reaching of said agreement or making of said determination, on the first day of each month of such option term the amount of Base Rent ultimately determined to be due for such option term.

         Notwithstanding any of the foregoing, in the event 1) the Landlord delivers written notice to Tenant that Landlord or Popshots, Inc. elects to utilize demised premises during the second and/or third of said option terms, and 2) said notice is delivered to Tenant at least nine (9) months prior to the inception of the first of said second and/or third option terms so elected to be utilized, then in such event Tenant shall have no further rights thereafter relative to such of said second and/or third option terms so elected to be utilized.

         "Lease Year" as used throughout this entire Lease shall mean each twelve (12) month period, with the first Lease Year commencing on Commencement Date.

3.       Base Rent:

         The Base Rent ("Base Rent" or "rent") for the term shall be the following which shall be paid in advance on the Commencement Date and on the same day of each calendar month (or closest day as to any month in which there is no such same day) thereafter:

         a) Said first Lease Year (i.e. from and including Commencement Date through and including twelve (12) months thereafter): twelve (12) monthly payments, each in the monthly amount of $15,789.00; and

         b) Each Lease Year thereafter: twelve (12) monthly payments, each in the monthly amount of the greater of (i) the monthly amount of Base Rent which shall have been due for the immediately preceding Lease Year (which for the sole purpose of computing Base Rent for the second Lease Year shall be deemed to have been $26,081.00) multiplied by 1.02, or (ii) $26,081.00 multiplied by a fraction the numerator of which shall be the CPI for the month which is three (3) months immediately preceding the inception of the subject Lease Year and the denominator of which shall be the CPI for the month which is three (3) months immediately preceding the inception of the first Lease Year.

         "CPI" shall mean the CPI-U Indexes ("CPI-U Indexes") of Table 2. Consumer Price Index for All Urban Consumers (CPI-U) and Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W): Selected areas, all items index (1982-84=100, unless otherwise noted), for Selected local areas, N.Y.-Northern N.J.-Long Island, NY-NJ-CT, published by the Bureau of Labor Statistics of the United States Department of Labor (or in the event, but only in the event, that CPI-U Indexes shall cease to be so published, the CPI-W Indexes of said Table, for N.Y.-Northern N.J.-Long Island, NY-NJ-CT, published by said Bureau of said Department). In the event the CPI shall hereafter be a) converted to a different standard reference Base or otherwise revised, or b) cease to be published, the determination of the annual rent for each such Lease Year of such option term shall be made with the use of such conversion factor, formula, table or method for converting the CPI as may be published by the Bureau of Labor Statistics, or, failing such latter publication, the use of such conversion factor, formula, table or method as may be published by Prentice Hall, Inc., or, failing such latter publication, then with the use of conversion factor, formula, table or method as may be published or used by any other nationally recognized publisher selected solely by Landlord or similar statistical information selected solely by Landlord.

4.       Payment of Base Rent, etc.:

         Said Base Rent (and all other sums due pursuant to this Lease) shall be paid without abatement, setoff, deduction, demand, and/or any notice whatsoever, monthly in advance, in installments as set forth above, (and/or as otherwise set forth in this Lease) at P.O. Box 707, Westport, Connecticut 06881 or as may be otherwise directed by the Landlord in writing.

5.       Peaceful Possession:

         The Landlord covenants that the Tenant, on paying said Base Rent and all other sums due pursuant to this Lease and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

6.       Purpose:

         The Tenant shall use the demised premises only for offices, kitchen and a television studio and for no other use whatsoever. Within a reasonable time after Landlord shall have received from Tenant all plans, calculations, approvals and all other documents and items required relative to the filing referred to in this sentence, Landlord shall file with the Building Department of the City of Norwalk an application and all other documents required to obtain a building permit for Tenant to construct improvements on demised premises all as Tenant and Landlord shall have previously and expressly approved in writing. In the event that a) offices, kitchen and a television studio are not uses permitted in the building by the applicable zoning authorities without any further approval of said authorities, and b) any such approval is required in order to obtain such building permit as Landlord shall apply for:

         A. Within a reasonable time after a) and/or b), in the immediately preceding paragraph, are determined, Landlord shall file and submit to all applicable authorities all documents required to obtain said building permit and all approvals required as a condition precedent thereto. Landlord shall, at all times thereafter, diligently pursue obtaining 1) all of said building permit and approvals and 2) resolution to Tenant's and Landlord's reasonable satisfaction of all appeals from any of foregoing;

         B. Each party shall pay its own legal fees and other costs relative to Landlord's obtaining said building permit, approvals and resolution (except that Landlord shall pay the fee required by the City of Norwalk to obtain said building permit); and

         C. If said building permit, approvals and/or resolution are not obtained prior to July 1, 1996, either Tenant or Landlord may, forthwith, at any time thereafter, terminate, absolutely and forever, all of its respective rights and obligations pursuant to this entire Lease, all provided that, prior to the obtaining of said building permit, approvals and/or resolution, the other party shall have received written notice from the terminating party of the terminating party's election to so terminate pursuant to Article 40. of this Lease. All dates and time periods referred to in the immediately preceding sentence shall be on a time is of the essence basis.

         Each party shall fully cooperate with the other relative to foregoing in all reasonable ways.

7.       Re-entry, etc.:

         The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, said Base Rent and all other sums due pursuant to this Lease, and perform all terms of this Lease, at the times and in the manner provided. In the event of the a) non-payment of said Base Rent, and/or any installment thereof, and/or any other sums due pursuant to this Lease within five (5) days after the dates when due, b) failure to perform all terms of this Lease, at the times and in the manner provided, and if said failure shall not have been cured within fifteen (15) days after notice to Tenant (said b) collectively referred to hereafter as "failure regarding other terms") and/or c) deserting and/or vacating of the demised premises, the Landlord or its agents shall have the right to and may enter said demised premises as the agent of the Tenant, without being liable therefor, and may relet the demised premises, and receive said Base Rent therefor, and all other sums due pursuant to this Lease, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the demised premises under this Lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any of said Base Rent and all other sums due pursuant to this Lease and/or from any covenants to be performed hereunder during the full term of this Lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the demised premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, provided such repairs or alterations are reasonable, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy said Base Rent and all other sums due pursuant to this Lease, the Tenant shall forthwith pay such entire deficiency. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. Each party to this Lease shall pay, as additional rent, all reasonable attorney's fees and other expenses incurred by the other party in enforcing any of the obligations under this Lease provided said other party shall prevail in said enforcement. Notwithstanding the provisions of the second sentence of this paragraph, in the event, but only in the event, that any such "failure regarding other terms" 1) can not be cured within fifteen (15) days after notice to Tenant and 2) does not or will not result in any a) harm, damage and/or liability to the land, building, demised premises, Landlord and/or Tenant and/or any other party and/or property, b) default and/or breach of any other lease, c) default and/or acceleration of any note, mortgage, assignment of leases or other loan document relating to the land and/or building, c) violation, cancellation and/or termination of, and/or increase in premiums relative to, any insurance policy existing presently and/or hereafter and/or d) violation of, non-compliance with and/or action pursuant to any governmental law, ordinance, and/or regulation, then in the event of 1) and 2), but only in the event of 1) and 2), Landlord shall not have any of the rights set forth in the second sentence of this paragraph provided Tenant commences to cure said "failure regarding other terms" within fifteen (15) days after notice to Tenant and Tenant diligently pursues said cure at all times thereafter until said failure regarding other terms has been fully cured.

8.       Sub-letting and Assignment:

         The Tenant shall not sub-let the demised premises or any portion thereof, nor assign or encumber this Lease or any portion thereof, without the prior express written consent of the Landlord (which consent shall not be unreasonably withheld and the decision relative to any such consent shall not be delayed more than thirty (30) days from the date Landlord receives all items to which Landlord is entitled pursuant to this entire paragraph). Said consent may be withheld, in the sole reasonable discretion of the Landlord and/or any present and/or future holder of any present and/or future mortgage on the land and/or building, for reasons which shall include, but not be limited to, the determination as to any proposed sublessee, assignee and/or encumbrance holder (collectively, "transferee") whether alone and/or in comparison with Tenant, relative to any business, financial, personal and/or other issue and/or consideration, including, but not limited to, (i) previous business experience,
(ii) proposed business, (iii) previous, present and/or projected income, assets, liabilities and net worth, (iv) financial history, (v) character and/or (vi) other matters. In order to assist the determination of any request for such consent, Tenant shall deliver to Landlord the following: a) simultaneously with said request, written (i) description by transferee of the previous business experience of, and business proposed by, transferee, (ii) references from two other parties ("other parties") describing transferee's character, previous business experience, financial history and present financial status, (iii) consent of, and authorization from, transferee to a) Landlord for Landlord to contact said other parties and/or any other company and/or agency which is hereafter in the business of providing and/or reporting credit, financial and/or other business documents and/or information (collectively, "credit companies") and to obtain from said other parties and/or credit companies such further documents and/or other information as to transferee as Landlord may thereafter request from said other parties and/or credit companies, and b) said other parties and/or credit companies for said other parties and/or credit companies to provide Landlord with all of said further documents and/or other information, and (iv) financial statements (including balance sheets and income statements) and all tax returns of transferee and Tenant for the two immediately preceding years, b) thereafter, any further documents and/or information Landlord may reasonably request, and c) each time Tenant delivers any of foregoing to Landlord, the consent of, and authorization from, Tenant, transferee said other parties and said credit companies to Landlord to provide all of foregoing to all of said present and/or future holders of said present and/or future mortgages. Notwithstanding the foregoing, on one (1) occasion only, Tenant may so sub-let or assign to any one (1) of the following, provided that, at the time of the "one-time transaction" referred to hereafter, the party to whom or which, pursuant to any such "one-time transaction", the demised premises are sub-let or this Lease is assigned, then has a net worth satisfactory to all parties which, at the time of said "one-time transaction", hold a loan secured by a mortgage on the land and/or building ("holders"), all of foregoing being subject to the sole discretion of all of said holders: 1) an entity, the majority of interests in which is then owned by a) Martha Stewart Living TV, Inc., a Connecticut corporation, or b) Martha Stewart, an individual of Westport, Connecticut, or 2) said Martha Stewart, individually, which one (1) sub-letting or assignment shall hereafter be referred to as ("one-time transaction"). Further notwithstanding the foregoing, Tenant may permit the demised premises to be occupied, pursuant to all terms of this Lease, by any other entity owned entirely by a) Time Warner Inc. ("TWI"), a publicly-owned, traded and held company, the stock for which is presently traded on the New York Stock Exchange, or b) any entity owned entirely by TWI (any such occupancy referred to in this sentence hereafter referred to as "TWI-related occupancy").

         In addition to any and all other amounts due from Tenant to Landlord, rights and/or remedies of Landlord and/or obligations and or liabilities of Tenant, all whether or not same accrue and/or are due prior to, upon and/or after any such consent, sub-letting, assignment or encumbering, Tenant shall pay Landlord the following within seven (7) days of Landlord's demand for same (said seven (7) day period being on a time is of the essence basis wherever said seven
(7) day period is referred to in this entire Article): a) whether or not said consent is given and/or one-time transaction is made and/or said TWI-related occupancy is so permitted by Tenant, all reasonable expenses incurred by Landlord relative to and/or resulting from said request, determination, consent, subletting, assignment, encumbering, one-time transaction and/or TWI-related occupancy, and/or any modification of this Lease, and/or review of any of foregoing, including, but not limited to, attorneys' fees, accountants' fees, consultants' fees, credit and/or financial report and/or search fees and/or the like, but in no event more than Five Thousand and 00/100 ($5,000.00) Dollars, and b) if said consent is given, the further sum of the difference, if any, between Five Thousand and 00/100 ($5,000.00) Dollars and the amount paid by Tenant to Landlord pursuant to a) of this sentence.

         In the event said a) consent is given and/or b) TWI-related occupancy is permitted by Tenant, the Tenant shall be and remain jointly and severally liable with transferee and/or occupant for any and all obligations and liabilities pursuant to this entire Lease, all whether or not same accrue and/or are due prior to, upon and/or after, and notwithstanding, any such consent, TWI-related occupancy, subletting, assignment and/or encumbering; none of said obligations and liabilities shall be merged in any such consent, TWI-related occupancy, subletting, assignment or encumbering but shall survive same. Within five (5) business days of Landlord's demand for same (said five (5) business day period being on a time is of the essence basis wherever said five (5) business day period is referred to in this entire Article), Tenant shall deliver to Landlord Tenant's written confirmation ("confirmation") of all contents of the immediately preceding sentence.

         Any such consent, one-time transaction, TWI-related occupancy, subletting, assignment and/or encumbering shall be deemed to be expressly a) conditioned upon Landlord's receipt of (i) all amounts referred to in the second paragraph of this Article 8. within the seven (7) day period referred to in said second paragraph and (ii) the confirmation referred to in the third paragraph of this Article 8. within the five (5) business day period referred to in said third paragraph, and b) null, void and of no effect whatsoever if Landlord does not receive all of said amounts and confirmation within said seven (7) day period and five (5) business day period, respectively.

9. Condition of Premises, Repairs/Alterations and Improvements/ Sanitation, Inflammable Materials/Sidewalks:

         The Tenant shall quit and surrender the demised premises at the end of the demised term in as good condition as the reasonable use thereof will permit. Tenant's obligations pursuant to the immediately preceding sentence shall include, but not be limited to, Tenant's providing, and paying all costs of, reasonable cleaning of, and waste removal from, demised premises. The Tenant shall not make any alterations, additions, or improvements to the demised premises without the Landlord's 1) prior express written initial consent of same (except that Landlord hereby consents to all items referred to in "Exhibit C" subject to Landlord's prior express written initial consent to plans and specifications for same) and 2) final express written approval of all of same as-built, which consent and approval, inter alia, need not violate any mortgage now or hereafter affecting demised premises and shall require that Tenant complies with all governmental regulations relative to all of foregoing. Tenant shall pay, as and when due, all costs of all such alterations, additions and improvements. The Tenant shall pay all costs of all repairs, replacements, renovations, alterations, additions, improvements and/or maintenance required to or for demised premises reasonably determined by Landlord to be required due to the use of the demised premises by and/or on behalf of Tenant and/or its agents, servants and/or invitees (except repairs which are so required to a) structural elements and/or b) systems, of the demised premises and/or building; however, Tenant shall pay all costs of all repairs which are so required to a) structural elements and/or b) systems, of the demised premises and/or building, if said repairs result from the act and/or failure to act of and/or on behalf of Tenant, its agents, servants and/or invitees). The Tenant shall wash the inside and the outside of all windows of demised premises at least once every three (3) months. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the demised premises either by the Landlord or the Tenant, except furniture, studio equipment, or moveable trade fixtures installed at the expense of the Tenant and which are removed by Tenant at its cost and without damage to the land, building or premises, shall be the property of the Landlord and shall remain upon and be surrendered with the demised premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant has reviewed the demised premises and accepts same in the "as is" condition. At least ten (10) days prior to expiration or termination of this Lease, Tenant, at the option of the Landlord, shall, at Tenant's sole cost, restore the Premises to the condition they were in at the inception of the initial term prior to any erections, alterations, additions and/or improvements (except those expressly agreed to by Landlord without the condition of Tenant's restoration of the Premises).

10.      Liens:

         In the event that any lien is filed against the demised premises as a result of any act and/or omission by and/or on behalf of Tenant and/or Tenant's agents, servants, employees, contractors and/or invitees, after thirty (30) days' notice to the Tenant (unless any present or future mortgagee of the demised premises shall require a shorter notice period or no notice period, in which event said shorter notice period or no notice period shall apply) the Tenant shall have said lien released and discharged at Tenant's sole cost, and if said lien is not so released and discharged within said period, the Landlord, at its option, may terminate this Lease and/or pay said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in releasing and/or discharging said lien, as additional rent hereunder.

11.      Liability of Landlord:

         The Landlord shall not be responsible for the loss of or damage to property or injury to persons occurring at the demised premises, by reason of any existing or future condition, defect, matter or thing at the demised premises or the property of which the demised premises are a part, or for the acts, omissions or negligence of other persons or entities at the demised premises. The Tenant agrees to, shall, and does hereby, indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring at the demised premises.

12.      Services, Utilities and Other Expenses:

         Utilities furnished to the demised premises for the benefit of the Tenant shall be provided by Landlord. In addition to all Base Rent and all other sums due pursuant to this Lease, utilities, services and other costs shall be paid for as set forth in "Schedule 1" attached hereto. The Landlord shall not be liable for any interruption or delay in any of the above services for any reason whatsoever.

13.      Right to Inspect and Exhibit:

         The Landlord, or its agents shall have the right to enter the demised premises at reasonable hours provided reasonable advance notice is given to the Tenant, to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall reasonably deem necessary for the safety, preservation or restoration of the building and improvements, or for the safety or convenience of the occupants or users thereof, or to exhibit the same to prospective purchasers, lenders and/or agents, and put upon the premises a suitable sign. In the event Tenant shall not have validly exercised all of the options herein provided, for six (6) months prior to the expiration of the initial term and all option terms immediately preceding any option terms not so validly exercised, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants and/or agents, and may place the usual "To Let" signs thereon.

14.      Damage by Fire, Explosion, The Elements or Otherwise:

         In the event of the 1) total destruction of the demised premises or the building by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or 2) such partial destruction thereof as to render the demised premises a) wholly untenantable and unfit for occupancy, or
b) not repairable within one hundred eighty (180) days from the happening of such injury, then and in such case, all sums due relative to any period thereafter shall equitably abate, and, at the option of Tenant or Landlord, the term hereby created shall cease and become null and void from the date of such damage or destruction and the Tenant shall immediately surrender said demised premises and all the Tenant's interest therein to the Landlord, and shall pay Base Rent and all other sums due pursuant to this Lease as may have been so equitably abated, only to the time of such surrender, in which event the Landlord may re-enter and re-possess the demised premises thus discharged from the Lease and may remove all parties therefrom. Should the demised premises be partially destroyed and rendered partially untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord shall and may enter and repair the same, shall commence repairs as soon as practical and proceed diligently to complete said repairs, and the Base Rent and all other sums due pursuant to this Lease shall be equitably abated from the date of said injury until said repairs are completed, and shall recommence in full immediately after said repairs shall be completed. Should the demised premises not be rendered untenantable and unfit for occupancy, then the Landlord shall and may enter demised premises and repair the same with reasonable promptness and in that case the Base Rent and all other sums due pursuant to this Lease accrued and accruing shall not cease or be reduced. The Tenant shall immediately notify the Landlord in case of fire or other damage in the demised premises of which Tenant has notice.

15.      Observation of Laws, Ordinances, Rules and Regulations:

         Subject to the provisions expressly appearing in parenthesis in the fifth sentence of Article 9. of this Lease, the Tenant shall observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in the demised premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon the building, the land on which the building is located and/or any other improvements on said land. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the demised premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent. Landlord represents to Tenant that the current insurance rating and annual premiums relative to the building and present fire and extended coverage insurance policies are Protection Class 04 651 21 Office: NOC and $l,852.00, respectively.

16.      Signs:

         No sign, advertisement, or notice (collectively, "sign") shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be expressly approved in advance in writing by the Landlord (said approval not to be unreasonably withheld). Landlord shall attend to the obtaining and placing of all signs approved by Landlord, and Tenant shall forthwith pay Landlord for all of same.

17. Subordination to Mortgages and Deeds of Trust, etc.:

         This Lease is subject and subordinate, and is hereby subjected and subordinated, to all present and/or future mortgages, deeds of trust and other encumbrance affecting the demised premises, land or building. The Tenant, forthwith upon demand of Landlord, shall execute and deliver to Landlord, at no expense to Landlord, all instruments which may reasonably be deemed necessary or desirable by the Landlord to further effect, and/or to confirm, the subjection and subordination of this Lease to any such present and/or future mortgage, deed of trust or encumbrance. The Tenant further, forthwith upon demand of Landlord, shall execute and deliver to Landlord, at no expense to Landlord, all estoppel certificates and ratification and attornment agreements as requested by Landlord relative to any proposed refinancing and/or sale of the land and/or building. Within fifteen (15) days after Tenant's execution and delivery to Landlord of this Lease and the security deposit required hereunder, Landlord shall deliver to Tenant a Subordination, Non-Disturbance and Attornment Agreement in substantially the same form and content as "Exhibit D" attached hereto executed by the present mortgagee of the land. Landlord shall use its best efforts to deliver to Tenant an agreement in substantially the same form and content as said "Exhibit D" executed by all future mortgagees of the land.

18. Non-Payment and/or Failure to Comply with Covenants, Forfeiture of Lease, Non-Waiver of Breach, Attorneys' Fees etc.:

         In case Tenant a) does not pay any sum due pursuant to this Lease as and when due, including, but not limited to, Base Rent and/or net costs, within five (5) business days after the dates when due, and/or b) fails to fully comply with any of the other covenants, agreements and conditions of this Lease as and when due, and, as to (b) fails to discontinue such failure to comply referred to in b) within 15 business days after notice thereof given to the Tenant (said b) collectively referred to hereafter as "failure regarding other terms"), this Lease shall thenceforth, at the option of the Landlord, become null and void. In such case, all Base Rent and all other sums due pursuant to this Lease theretofore, and/or which would have become due thereafter (discounted to the then present value, using a discount rate of 8% per annum), shall forthwith become due and payable, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this Lease null and void and to re-enter upon the demised premises after the said breach or violation. In any of said events Tenant shall pay Landlord all costs reasonably incurred by Landlord as a result of said nonpayment and/or failure to comply, including, but not limited to, all reasonable attorneys' fees, experts' fees and court costs. Notwithstanding the provisions of the first sentence of this paragraph, in the event, but only in the event, that any such "failure regarding other terms" 1) can not be cured within fifteen (15) days after notice to Tenant and 2) does not or will not result in any a) harm, damage and/or liability to the land, building, demised premises, Landlord and/or Tenant and/or any other party and/or property, b) default and/or breach of any other lease, c) default and/or acceleration of any note, mortgage, assignment of leases or other loan document relating to the land and/or building, c) violation, cancellation and/or termination of, and/or increase in premiums relative to, any insurance policy existing presently and/or hereafter and/or d) violation of, non-compliance with and/or action pursuant to any governmental law, ordinance, and/or regulation, then in the event of 1) and 2), but only in the event of 1) and 2), Landlord shall not have any of the rights set forth in the first sentence of this paragraph provided Tenant commences to cure said "failure regarding other terms" within fifteen (15) days after notice to Tenant and Tenant diligently pursues said cure at all times thereafter until said failure regarding other terms has been fully cured.

         In addition to all of, and not in lieu of any of, Landlord's other rights and/or remedies and/or Tenants' other obligations, forthwith upon any failure of Tenant to fully and faithfully comply with all provisions of this entire Lease, including, but not limited to, paying all Base Rent, additional rent, rent, net costs, and all other sums due pursuant to this entire Lease, Tenant shall pay Landlord five (5%) percent of all amounts Tenant fails to pay as and when required by this Lease, for each month said failure of Tenant to so fully and faithfully comply with all provisions of this entire Lease continues. Said five (5%) percent shall conclusively a) represent the estimate of the Landlord and Tenant of one (1) of Landlord's costs relative to said failure of Tenant, and b) not be deemed to constitute a penalty.

         Landlord shall have the obligation to use reasonable efforts to mitigate its damages.

19.      Notices:

         All notices and demands, legal or otherwise, incidental to this Lease, or the occupation of the demised premises, shall be in writing. If either party or its agent desires to give or serve upon the other party any notice or demand, it shall be sufficient to send a copy thereof by Certified Mail, Return Receipt Requested, addressed to said other party at the address set forth in the immediately following sentence with a copy to a) David Steward at Time Publishing Ventures Inc., 20 West 43rd St., NY, NY 10036, and Walter Censor, Time Inc., 1271 6th Ave., NY, NY 10020.* Notices from the Landlord to the Tenant shall be to the demised premises and from the Tenant to the Landlord shall be to the place hereinbefore designated for the payment of rent. Landlord or Tenant may from time to time designate in writing a change of the place to which notice shall be given to said designating party.

20.      Bankruptcy, Insolvency, Assignment for Benefit of Creditors:

         It is further agreed that if at any time during the term of this Lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this Lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of Base Rent and/or any other sums due theretofore and/or thereafter pursuant to this Lease, or any liability by reason of any agreement or covenant herein contained on the part of the Tenant.

21.      Holding Over by Tenant:

         In the event that the Tenant shall remain in the demised premises after the expiration of the term of this Lease without Landlord's and Tenant's having executed a new written lease, such holding over shall not constitute a renewal or extension of this Lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this Lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate of 200% of the Base Rent due for the last mouth of the demised term plus all other sums due pursuant to this Lease.

22.      Eminent Domain, Condemnation:

         If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this Lease at the option of the Landlord shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

         Notwithstanding the foregoing, Tenant shall have the right separately to pursue against the condemning authority an award in respect of the loss, if any, to leasehold improvements paid for by Tenant without any credit or allowance from Landlord and in respect to the loss of Tenant's leasehold interest.

23.      Disputes:

         Any dispute arising under this Lease shall be settled by arbitration. The Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

         For disputes hereunder that are not resolved by the parties within ten
(10) days after either party gives notice to the other of its desire to arbitrate the dispute, the dispute shall be settled by binding arbitration by the American Arbitration Association in accordance with its then-prevailing rules at the office of the American Arbitration Association nearest the demised premises. Judgment upon the arbitration award may be entered in any court having jurisdiction. The arbitrators shall have no power to change the lease provisions. The arbitration panel shall consist of three arbitrators, each of whom must be a commercial real estate broker then actively engaged in the practice of commercial real estate brokerage in Fairfield County for at least the immediately preceding five (5) years. Both parties shall continue performing their lease obligations pending the award in the arbitration proceeding.

------------------
* , if to Tenant and b) Peter Van Witt at c/o Popshots, Inc., P.O. Box 707, Westport, CT 06881 and Henry A. Perles, Esq. at Kleban & Samor, P.C., 2425 Post Road, Southport, CT 06490, if to Landlord(11)

24.      Delivery of Lease:

         No rights shall be conferred upon the Landlord and/or Tenant until this Lease has been signed by the Landlord and Tenant, and an executed copy of this Lease has been delivered to the Landlord and Tenant.

25.      Lease Provisions Not Exclusive:

         The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

26.      Lease Binding on Heirs, Successors, Etc.:

         All of the terms, covenants and conditions of this Lease shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

         This Lease and all obligations of Tenant to pay Base Rent and all other sums due pursuant to this Lease and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall not be modified, reduced, altered and/or affected in any manner and/or to any extent whatsoever, if Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency, or by reason of the conditions of supply and demand, or by reason of strike, or by reason of any other cause beyond Landlord's control.

27.      Security:

         The Tenant has this day deposited with Landlord $50,000.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this Lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant, with interest at the passbook rate paid from time to time by banks reasonably chosen by Landlord (although Landlord shall have no obligation to deposit any or all of said security) after the time fixed as the expiration of the term herein, provided Tenant has vacated demised premises, removed all personalty therefrom and has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the vendee solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a vendee. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord. In the event any or all of said security is utilized by Landlord, the entire amount so utilized shall be replenished by Tenant's depositing with Landlord a further sum in the amount so utilized forthwith upon Landlord's notification to Tenant of said utilization.

28.      Confidentiality:

         All terms of this entire Lease ("terms") shall be held by Landlord and Tenant is strict and absolute confidence and not revealed to any other party whatsoever except for the sole purpose of enabling 1) Landlord or Tenant to obtain financing and/or appropriately communicate with its attorneys and/or accountants and/or with companies owning and/or owned by Landlord or Tenant and/or 2) Landlord to sell the land and/or building. Notwithstanding anything contained in this entire Lease, and in addition to all of its other rights and remedies, Landlord and Tenant shall be entitled to any or all of the following in the event the other party does not fully and faithfully comply with all provisions of this paragraph and/or it appears that Tenant will not so fully and faithfully comply: a) injunctive relief for the reason that a monetary award would not constitute an adequate remedy for any such failure to so fully and faithfully comply, and/or b) an increase in the Base Rent for the entire initial term from its inception and option term from its inception, so that the annual Base Rent during the entire initial term from its inception and option term from its inception shall be the amount computed and re-computed from time to time by Landlord as a) the highest per square foot rent to which Landlord is entitled presently and/or hereafter, pursuant to any other lease which is or may be in effect presently and/or hereafter and relates to any other portion of the building, b) multiplied by the rentable square footage of the demised premises. All provisions of this entire paragraph shall survive the termination of this Lease, and shall not be merged in same.

29.      Brokerage:

         Tenant and Landlord warrant and represent they have not dealt with any realtor, broker and/or agent, in connection with this Lease, including, but not limited to, the negotiation, entering into, execution and/or delivery of this Lease, other than William Raveis Real Estate. Tenant and Landlord shall pay, and shall, and do hereby, hold harmless and indemnify the other from and against, any and all costs, expenses, damages and/or liabilities (including, but not limited to, all compensation, commissions, fees, costs of suit, witnesses' fees, experts' fees and/or attorneys' fees) with respect to the indemnitor's dealing with any other broker in connection with this Lease, including, but not limited to, the negotiation, entering into, execution and/or delivery of this Lease.

30.      Sale or Assignment by Landlord, Etc.:

         Without any further act, agreement, consent and/or the like whatsoever of the Landlord, Tenant, any other person, entity and/or party and/or their respective heirs, successors and/or assigns: a) The Landlord shall have the right to sell, assign and/or transfer all or any part of the land, building, other buildings, Demised Premises, this Lease and/or any benefits pursuant to this Lease, and b) forthwith upon any such sale, assignment, and/or transfer, absolutely and forever, the seller, assignor and/or transferor pursuant to such sale, assignment and/or transfer shall be entirely relieved of all of Landlord's obligations under this Lease which are required to be performed and/or complied with after such sale, assignment and/or transfer, provided a) the purchaser, assignee and/or transferee pursuant to such sale, assignment and/or transfer shall have assumed and agreed to be obligated and responsible for all of said obligations and/or b) any such sale, assignment and/or transfer shall be subject to all provisions of this Lease.

         The term "Landlord" as used in this Lease shall mean the Landlord and/or the owner for the time being of the Demised Premises.

31.      Landlord's Rights to Perform Tenant's Covenants:

         If Tenant shall at any time fail to perform, and/or cause to be performed, any obligation of Tenant pursuant to the provisions of this Lease, then, after the expiration of any notice and cure period expressly provided in this Lease, Landlord shall have the right, but not the obligation, after ten
(10) days' notice to Tenant (but without notice in the event of an emergency) and without waiving, and/or releasing Tenant from, any obligation of Tenant in this Lease contained, to perform same, in such manner and to such extent as Landlord shall, in its sole reasonable discretion decide, and in exercising any such rights, pay and incur necessary and incidental costs and expenses, including, but not limited to, reasonable attorneys' fees. Forthwith upon Landlord's demand therefor, Tenant shall reimburse Landlord for all sums paid by Landlord pursuant to this entire Lease, including, but not limited to, this Article, with interest at the rate of 8% per annum, and Landlord shall have the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

32.      No Representations by Landlord:

         Neither Landlord nor anyone on behalf of Landlord has made any representations, promises and/or the like with respect to the Demised Premises, building, land and/or other buildings (including, but not limited to, any representations, promises and/or the like relative to condition, square footage and/or permitted zoning uses of Demised Premises, building, land and/or other buildings) on which Tenant has relied, except as expressly herein set forth.

         Landlord hereby represents the following to Tenant:

         1. During the spring of 1995, Landlord removed the following from the land:

                  (a) Two (2) underground fuel storage tanks and the contents thereof (which contents were believed by Landlord to be fuel);

                  (b) Two (2) underground waste storage tanks and the contents thereof (which contents were believed by Landlord to include cleaning solvents); and

                  (c)      Approximately two hundred (200) tons of soil;

         2.       During January of 1996, Landlord removed the contents of one
                  (1) septic tank from the land (which contents were believed by Landlord to include cleaning solvents), and, when weather and ground conditions permit, shall remove said septic tank from the land. Said septic tank is a secondary one, and the primary septic tank is, to the best of Landlord's knowledge, sufficient to service the building;

         3. All removal to date referred to in 1. and 2., above, has been, to the best of Landlord's knowledge, as requested by and supervised by, the Department of Environmental Protection of the State of Connecticut;

         4. To the best of Landlord's knowledge, there presently exist none of the following on the land and/or in the building: a) hazardous materials in violation of environmental laws or b) other violations of environmental laws; and

         5. Landlord shall, and does hereby, indemnify and hold harmless Tenant of and from all costs resulting from Landlord's acts and/or failures to act relative to violations of environmental laws, unless said violations were caused by the act, failure to act and/or use of the land and/or building by and/or on behalf of Tenant and/or its agents, servants and/or invitees.

33.      Right of Mortgagee to Cure Defaults of Landlord:

         Tenant shall give to Landlord's mortgagee whose name and address have been supplied to Tenant a copy of any notice of default served upon and/or sent to Landlord. If Landlord shall have failed to cure such default within the time provided for in this Lease then Landlord's mortgagee shall have a) an additional period, of the greater of the cure period provided in any applicable mortgage or thirty (30) days, within which to cure such default, or b) if such default cannot be cured within said period, then such additional time as may be necessary if within said period the Landlord's mortgagee has commenced and is diligently pursuing the curing of such default. This Lease shall not be terminated if said default is cured within said period, or if such cure is being so diligently pursued, as the case may be. Tenant shall accept performance by any such Landlord's mortgagee.

34.      Entire Agreement, Etc.:

         It is expressly understood and agreed by and between the parties hereto that this Lease sets forth all the covenants, promises, agreements, conditions and/or understandings, either oral and/or written, between them with respect to the land, building and/or demised premises and/or this Lease, and there are no others except as are expressly herein set forth. It is further understood and agreed that no subsequent alteration, amendment, change and/or addition to this Lease shall by binding upon Landlord or Tenant unless reduced to writing and signed by them.

         The article and/or paragraph headings contained in this Lease are for convenience only and shall not be considered in the construction and/or interpretation of any provision of this Lease.

35.      Invalidity of Particular Provisions:

         If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid, non-binding and/or unenforceable, the remainder of this Lease, or the application of such term and/or provision to persons and/or circumstances other than those as to which it is invalid, non-binding and/or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid, binding and enforceable and be enforced to the fullest extent permitted by law.

36.      Social Security Numbers, etc.:

         Tenant represents that the following is the tax identification number of Tenant: 13-3353266.

37.      No Smoking in Building:

         None of Tenant's employees, customers, contractors, agents, servants, or invitees shall smoke in any portion of the building, including, but not limited to, any portion of the demised premises.

38.      Right of Expansion:

         In the event, but only in the event, that a) at the time of Tenant's exercise of its rights pursuant to this Article 1) this Lease shall then be in full force and effect and 2) Tenant, at all times prior thereto, shall have fully and faithfully complied with and performed all terms and/or provisions of this Lease, as and when required pursuant to this entire Lease, and b) Tenant complies with all provisions of this entire Article as and when required, Tenant shall have the right to lease ("expansion right") all, but no less than all, space cross-hatched on said "Exhibit B" ("Expansion Space"), upon the same terms and conditions set forth in this Lease (including, but not limited to, a) expiration date of initial term and, if any of said three (3) options to extend the term are validly exercised, expiration date of the last option term validly exercised, b) per square foot Base Rent, c) additional rents, d) net costs, and
e) amounts due pursuant to Schedule 1) all except as follows:

         1) Effective expansion commencement date referred to in 2), below, the Base Rent shall be increased annually, by a) 5,628 multiplied by b) the per square foot Base Rent charge in effect from time to time for the demised premises outlined in bold in said "Exhibit B" (which per square foot Base Rent charge in effect from time to time for the demised premises outlined in bold on said "Exhibit B" shall be the annual Base Rent in effect from time to time for the demised premises outlined in bold on said "Exhibit B" divided by 16,472);

         2) Commencement date ("expansion commencement date") of all rights and obligations relative to Expansion Space shall be the following, provided Tenant has executed and delivered to Landlord all expansion documents referred to below: five (5) days after date of Landlord's delivery to Tenant of fully-executed "expansion documents" referred to hereafter in this Article;

         3) Effective expansion commencement date, the term "demised premises" shall he increased by the Expansion Space;

         4) Effective expansion commencement date, Tenant's pro rata share referred to in Schedule 1 shall be increased by adding to same 21.02% to result in said share's being 81.48% (except as to heating oil, Tenant's pro rata share for which referred to in Schedule 1 shall be increased by adding to same 25.47% to result in said share's being 100% of all heating oil consumed from the 2,000 gallon tank on the northerly side of the building or any substitute therefor); and

         5) Effective expansion commencement date, the number of parking spaces referred to in the fourth sentence of Article 1. of this Lease is increased by adding to same 15 spaces to result in said parking spaces' being 58.

         Landlord and Tenant agree that it shall conclusively be deemed that there are 5,628 rentable square feet attributable to the Expansion Space, irrespective of the results of any calculation and/or measurement hereafter.

         In the event Tenant wishes to elect to exercise said expansion right, it shall do so by giving Landlord written notice ("expansion notice") of Tenant's said election to exercise said expansion right, said expansion notice to be received by Landlord a) no earlier than March 1, 1998 and no later than May 1, 1998, if CMS has commenced to occupy all of the Expansion Space before July 1, 1996 and b) on or before August 31, 1996, if CMS has not commenced to occupy all of the Expansion Space before July 1, 1996. In the event Tenant delivers to Landlord said expansion notice as and when set forth above, Tenant shall execute and deliver to Landlord a written lease and all other ancillary documents (said written lease and all other ancillary documents collectively "expansion documents") requested by Landlord, all as same shall have been prepared and/or requested by Landlord, relative to said Expansion Space, said executed and delivered expansion documents to be received by Landlord within five (5) days of Landlord's sending Tenant said expansion documents ("5 day period"). If Landlord does not receive said expansion notice as and when set forth above, all provisions of this entire Article shall forthwith cease and be null, void and of no effect whatsoever, absolutely and forever, as if this entire Article did not exist (so that Landlord may, at any time thereafter, in addition to all other rights and/or remedies, enter into any lease with any party whatsoever, and on any terms whatsoever, relative to any or all of said Expansion Space). If Landlord does receive said expansion notice as and when set forth above, but does not receive the executed expansion documents within the 5 day period, all provisions of this entire Article shall, forthwith upon expiration of said 5 day period, cease and be null, void and of no effect whatsoever, absolutely and forever, as if this entire Article did not exist (so that Landlord may, at any time thereafter, in addition to all other rights and/or remedies, enter into any lease with any party whatsoever, and on any terms whatsoever, relative to any or all of said Expansion Space) except that Tenant shall be liable for payment of all amounts and performance of all obligations to the same extent as if Landlord received the executed expansion documents within the 5 day period, and Tenant had thereafter breached and been in default of said expansion documents so as to terminate all of Tenant's rights and/or the like and/or Landlord's liabilities, obligations and/or the like pursuant to said expansion documents but not so as to terminate Tenant's liabilities, obligations and/or the like and/or Landlord's rights and/or the like pursuant to said expansion documents.

         All dates and/or time periods referred to in this entire Article shall be on a time is of the essence basis.

39.      Landlord's Improvements:

         Landlord shall, in a manner and to the extent reasonably selected by Landlord, perform all matters set forth in "Exhibit E" by the dates set forth therein. Landlord shall pay all costs for all of said matters, except as set forth in the immediately following sentence. Within five (5) days of Landlord's request therefor, Tenant shall pay all costs incurred for those matters referred to in 4. of said "Exhibit E", except the lesser a) $10,000.00 or b) 50% of said costs.

40.      Contingency:

         All of Landlord's and Tenant's rights and obligations pursuant to this entire Lease are expressly contingent upon the occurrence of the Commencement Date prior to July 1, 1996. In the event the Commencement Date does not occur prior to July 1, 1996, and either party ("electing party") wishes to elect to terminate all of Landlord's and Tenant's rights and obligations pursuant to this entire Lease, electing party shall do so by giving the other party written notice of electing party's said election to so terminate, provided said written notice shall be received by the other party on or before the occurrence of the Commencement Date. Landlord shall use all reasonable efforts to effect the Stipulation, a copy of which is attached hereto as "Exhibit F".

         All dates and/or time periods referred to in this entire article shall be on a time is of the essence basis.

         IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

Witness:                                         NEWTOWN GROUP PROPERTIES
                                                 LIMITED PARTNERSHIP
                                                 By Saugatuck Group Property
                                                 Management, Inc.,
                                                 Its General Partner,
                                                 Hereunto Duly Authorized

/s/                                              By /s/ Peter Van Witt
  ----------------------------------                   -------------------------
                                                        Peter Van Witt,
                                                        Its President,
/s/                                                     Hereunto Duly Authorized
  ----------------------------------
                                                 TIME PUBLISHING VENTURES INC.

/s/                                              By /s/-------------------------
  ----------------------------------                    Its Vice President,
                                                        Hereunto Duly Authorized
/s/
  ----------------------------------

STATE OF CONNECTICUT )
                     )   ss:  Fairfield                            March 8, 1996
COUNTY OF FAIRFIELD  )

         Personally appeared Peter Van Witt, President hereunto duly authorized of Saugatuck Group Property Management, Inc., general partner hereunto duly authorized of NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed as such President hereunto duly authorized, the free act and deed of said Saugatuck Group Property Management, Inc. as such general partner hereunto duly authorized, and the free act and deed of said NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP, before me.

                                          /s/__________________________________

                                             Commissioner of the Superior Court

STATE OF NEW YORK    )
                     )   ss:  New York City                        March 7, 1996
COUNTY OF NEW YORK   )

         Personally appeared Joseph A. Ripp, Vice President hereunto duly authorized of TIME PUBLISHING VENTURES INC., signer and sealer of the foregoing instrument, who acknowledged the same to be his/her free act and deed as such Vice President hereunto duly authorized, and the free act and deed of said TIME PUBLISHING VENTURES INC., before me.

                                          /s/ Betty H. Perlish
                                          _______________________
                                              Notary Public
                                              My Commission Expires:  10/31/97

                                                                  [Notary Stamp]

                              Attachments to Lease

"Exhibit A"       -   Description of "land".
"Exhibit B"       -   Outline of "premises".
"Exhibit C"       -   Items consented to by Landlord subject to Landlord's a)
                      prior express written initial consent to plans and specifications for same and b) final express written approval of all of same as-built.

"Exhibit D"       -   Subordination, Non-Disturbance and Attornment Agreement.
"Exhibit E"       -   Landlord's Improvements.
"Schedule 1"      -   Net Costs.

                                  "Schedule 1"

         1. Tenant shall further pay all of the following ("net costs") to the extent same relate to any period commencing on or after Commencement Date: a) all charges for all utilities used and/or consumed at demised premises, b) all charges for removal from land of waste and/or other items relating to demised premises which are in excess of standard office waste, c) Tenant's pro rata share of all charges for electricity, heating oil, water and sewer relative to the land and/or building (excluding therefrom all those payable by Tenant and/or other tenants of the building), plus d) Tenant's pro rata share of all increases over and above the amounts in parentheses hereafter relative to all of the following items relative to the land and/or the building:

         a) Real Estate Taxes ($48,266.00);
         b) Insurance ($4,500.00);
         c) Maintenance and Landscaping ($3,000.00)
         d) Management Fees ($15,000.00);
         e) Snow Removal ($3,000.00);
         f) Waste Removal ($2,200.00); and
         g) Fire Alarm and Security System in common areas ($1,200.00).

         Tenant's pro rata share of said net costs shall be paid by Tenant to Landlord without any abatement, deduction and/or setoff for any reason whatsoever.

         Tenant shall pay to Landlord, in advance, on Commencement Date, and on the same day of each month thereafter as Base Rent shall be due pursuant to
Article 3. of this Lease, one-twelfth (1/12), of the product of the annual amount estimated by Landlord, in all reasonable probability, as the amounts which shall be net costs payable by Tenant and attributable to the 12 months immediately following Commencement Date and each 12 months thereafter (collectively "12 months"), or for said 12 months if said estimate is received by Tenant after said 12 months has commenced, which estimated annual amount shall be shown on a notice hereinafter called "Notice for Current 12 Months." All payments made by Tenant to Landlord pursuant to said Notice for Current 12 Months shall be credited to the payments ultimately determined to be due for said 12 months. In the event said 12 months has commenced prior to delivery of any such Notice of Current 12 Months, Tenant shall pay to Landlord, in addition, within thirty (30) days of delivery of such Notice for Current 12 Months, for each month in said 12 months that commenced prior to Tenant's receipt of such Notice for Current 12 Months, an amount equal to one-twelfth (1/12) of the annual amount shown on such Notice for Current 12 Months multiplied by the number of months of said 12 months that have theretofore commenced.

         As soon as practical after the end of each 12 months, Landlord shall prepare and deliver to Tenant a Notice of net costs for the immediately preceding 12 months, which Notice is hereinafter called "Notice for Past 12 Months", advising Tenant of a) the amounts, due from Tenant to Landlord as net costs for the immediately preceding 12 months, less b) the amounts paid pursuant to the immediately preceding paragraph. Within thirty (30) days of the delivery of such Notice for Past 12 Months, Tenant shall pay Landlord the amount shown thereon, if any, as due, or Landlord shall credit Tenant the amount shown thereon, if any, as an over payment, all as the case may be.

         The amount of charges for utilities used and/or consumed at demised premises shall be the amount (i) indicated by any separate meter for demised premises for such periods as utility charges for demised premises are indicated by a separate meter for demised premises, and/or (ii) reasonably estimated by Landlord for all other periods.

         2. As used throughout this entire Lease, the term "Tenant's pro rata share" shall mean 60.46% (except as to heating oil for which Tenant's pro rata share shall mean 74.53% of all heating oil consumed from the 2,000 gallon tank on the northerly side of the building or any substitute therefor).

         3. In no event shall any of the provisions of this entire Schedule 1 result in a negative calculation.

         4. All sums due and payable by Tenant pursuant to this Schedule 1 shall be due and payable to Landlord and/or any provider, as Landlord shall direct, within ten (10) days of Landlord's demand therefor.

         5. Tenant shall have the right to reasonably audit all of said net costs, but said right and audit shall not entitle Tenant to delay making the payments referred to above to the extent referred to above.

                                                        "Exhibit A"

ALL that certain parcel or tract of land, with the buildings thereon, situated partly in the Town of Norwalk and partly in the Town of Westport, in the County of Fairfield and State of Connecticut, containing in area 6.84 acres, and bounded:

NORTHERLY:         229.87 feet by land now or formerly of L.W. Lissberger;
EASTERLY:          1104.89 feet by land now or formerly of Frederick and Minnie
                   M. Berman;

SOUTHERLY:         24.70 feet by Newtown Avenue;

AGAIN SOUTHERLY:   277.55 feet by land now or formerly of L.W. Lissberger;
WESTERLY:          320.64 feet by land now or formerly of L.W. Lissberger; and
AGAIN WESTERLY:    795.36 feet by land now or formerly of L.W. Lissberger;

Said premises are shown on "Map Showing Property to be Conveyed to the Liberty Research Laboratories, Inc. by L. Walter Lissberger, Westport, Conn., Scale 1":50 ft., 1927, The Samuel W. Hoyt, Jr., Co., Inc., Engineers & Surveyors, S. Norwalk, Conn." which map is on file in the Office of the Town Clerk of said Norwalk and Westport. Reference to said map is hereby made and had for a more particular description and location of said premises.

                                   "Exhibit B"

                [Blueprint of 19 Newtown Turnpike, Westport, CT]

                                   "Exhibit C"

                                   [Blueprint]

                                   "Exhibit D"

                                                   Commercial Mortgage Loan - CT

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

DATE:                 January ____, 1996
MORTGAGEE:            FIRST UNION BANK OF CONNECTICUT

                      5 Research Drive, Shelton, Connecticut 06484
                      Attention:  Commercial Real Estate Department Head

MORTGAGOR:

TENANT:               _________________________________________________________

                      Mailing Address:_________________________________________

                      _________________________________________________________

MORTGAGED PREMISES:   Street Address:

                      Municipality of:  Darien

                      County of:  Fairfield, State of Connecticut

                      Tax Map Designation:  Lot No. 14, 15 and 16 Map No. 38

DATE OF LEASE:         ________________________________________________________

                      Notice of which is recorded on the Land Records of the Town of Darien, Connecticut, at Volume
                      ______________, Page ___________.

                                   BACKGROUND

         A. As security for a loan made by Mortgagee to Mortgagor, Mortgagor has given to Mortgagee an Open-End Mortgage and Security Agreement dated January ____, 1996, which is about to be recorded in the land records for the Town of Darien, Connecticut (said Open-End Mortgage and Security Agreement, together with any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations thereof, the "Mortgage"), and constitutes a first lien against the land and improvements now or hereafter erected thereon identified above as the Mortgaged Premises and more particularly described on Schedule "A" attached hereto (the "Mortgaged Premises").

         B. Tenant has entered into the Lease identified above and covering all or a portion of the Mortgaged Premises (the "Leased Premises").

         C. As a condition of making the loan, Mortgagee has required that the Lease be subordinated to the Mortgage and that Tenant agree to attorn to the purchaser of the Mortgaged Premises at foreclosure of the Mortgage in the event of such foreclosure, or to Mortgagee prior to foreclosure in the event Mortgagee elects to collect the rents and other sums due and becoming due under the Lease, and Tenant is willing to so attorn if Mortgagee will recognize Tenant's rights under the Lease to the extent hereinafter provided.

                                    AGREEMENT

                  NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, agree as follows:

      1. SUBORDINATION OF LEASE.

         The Lease is and shall be subject and subordinate to the provisions and lien of the Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal amount and other sums secured thereby and interest thereon, as if the Lease had been executed and delivered after the execution, delivery and recording of the Mortgage.

      2. ATTORNMENT.

         Tenant agrees that it will attorn to and recognize: (i) Mortgagee, whether as mortgagee in possession or otherwise; (ii) any purchaser at a foreclosure sale under the Mortgage; (iii) any transferee who acquires possession of or title to the Mortgaged Premises, whether by deed in lieu of foreclosure or other means; and (iv) the successors and assigns of such purchasers and/or transferees (each of the foregoing parties, a "Successor"), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the same terms and conditions as set forth in the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments by any party hereto; provided, however, that Tenant will, upon request by Mortgagee or any Successor, execute a written agreement attorning to Mortgagee or such Successor, affirming Tenant's obligations under the Lease, and agreeing to pay all rent and other sums due or to become due to Mortgagee or such Successor.

      3. NON-DISTURBANCE.

         So long as Tenant complies with Tenant's obligations under this Agreement and is not in default under any of the terms, convenants or conditions of the Lease, Mortgagee will not disturb Tenant's use, possession and enjoyment of the Leased Premises nor will the leasehold estate of Tenant be affected or Tenant's rights under the Lease be impaired (except to the extent that Tenant's right to setoff any sums owed or to receive any obligations to be performed by Mortgagor shall not be enforceable thereafter against Mortgagee or any Successor), in any foreclosure action, sale under a power of sale, transfer in lieu of the foregoing, or the exercise of any other remedy pursuant to the Mortgage.

      4. ASSIGNMENT OF LEASES.

         Tenant acknowledges notice of and consents to that certain Assignment of Leases and Rents from Mortgagor to Mortgagee dated January ___, 1996 (the "Assignment"). Tenant agrees that if Mortgagee, pursuant to the Assignment, and whether or not it becomes a mortgagee in possession, shall give notice to Tenant that Mortgagee has elected to require Tenant to pay to Mortgagee the rent and other charges payable by Tenant under the Lease. Tenant shall, until Mortgagee shall have cancelled such election, be similarly bound to Mortgagee and shall similarly attorn to Mortgagee and shall thereafter pay to Mortgagee all rent and other sums payable under the Lease. Any such payment shall be made notwithstanding any right of setoff, defense or counterclaim which Tenant may have against Mortgagor, or any right to terminate the Lease.

      5. LIMITATION OF LIABILITY.

         5.1. In the event that Mortgagee succeeds to the interest of Mortgagor under the Lease, or title to the Mortgaged Premises, then Mortgagee and any Successor shall assume and be bound by the obligations of Landlord under the Lease which accrue from and after such party's succession to Mortgagor's interest in the Leased Premises, but Mortgagee and such Successor shall not be:
(i) liable for any act or omission of any prior landlord (including Mortgagor);
(ii) liable for the intention, application or return of any security deposit to the extent not paid over to Mortgagee; (iii) subject to any offsets or defenses which Tenant might have against any prior landlord (including Mortgagor); (iv) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Mortgagor); (v) bound by any amendment or modification of the Lease made without Mortgagee's or such Successor's prior written consent; or (vi) obligated to cure any defaults of any prior landlord under the Lease which occurred prior to the date on which Mortgagee or such Successor succeeded to Mortgagor's interest under the Lease. Nothing in this section shall be deemed to waive any of Tenant's rights and remedies against any prior landlord.

         5.2. Tenant agrees that any person or entity which at any time hereafter becomes the landlord under the Lease, including without limitation, Mortgagee or any Successor, shall be liable only for the performance of the obligations of the landlord under the Lease which arise during the period of its or their ownership of the Leased Premises and shall not be liable for any obligations of the landlord under the Lease which arise prior to or subsequent to such ownership. Tenant further agrees that any such liability shall be limited to the interest of Mortgagee or such Successor in the Mortgaged Premises, and Tenant shall not be able to enforce any such liability against any other assets of Mortgagee or such Successor.

      6. RIGHT TO CURE DEFAULTS.

         Tenant agrees to give notice to Mortgagee of any default by Mortgagor under the Lease, specifying the nature of such default, and thereupon Mortgagee shall have the right (but not the obligation) to cure such default, and Tenant shall not terminate the Lease or abate the rent payable thereunder by reason of such default unless and until it has afforded Mortgagee thirty (30) days after Mortgagee's receipt of such notice to cure such default and a reasonable period of time in addition thereto (i) if the circumstances are such that said default cannot reasonably be cured within said thirty (30) day period and Mortgagee has commenced and is diligently pursuing such cure, or (ii) during and after any litigation action including a foreclosure, bankruptcy, possessory action or a combination thereof. It is specifically agreed that Tenant shall not require Mortgagee to cure any default which is not susceptible of cure by Mortgagee.

      7. TENANT'S AGREEMENTS.

         Tenant hereby covenants and agrees that: (i) Tenant shall not pay any rent or addtional rent under the Lease more than one month in advance; (ii) Tenant shall have no right to appear in any foreclosure action under the Mortgage; (iii) Tenant shall not amend, modify, cancel or terminate the Lease without Mortgagee's prior written consent, and any attempted amendment, modification, cancellation or termination of the Lease without such consent shall be of no force or effect as to Mortgagee; (iv) Tenant shall not voluntarily subordinate the Lease to any lien or encumbrance (other than the Mortgage) without Mortgagee's prior written consent; (v) Tenant shall not assign the Lease or sublet all or any portion of the Leased Premises (except as permitted by the terms of the Lease) without Mortgagee's prior written consent;
(vi) this Agreement satisfies any requirement in the Lease relating to the granting of a non-disturbance agreement; and (vii) Tenant shall deliver to Mortgagee, from time to time and within ten (10) days from the date of request, a written statement in form and substance satisfactory to Mortgagee certifying to certain matters relating to the Lease.

      8. MISCELLANEOUS.

         8.1. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Nothing contained in this Agreement shall in any way affect or impair the lien created by the Mortgage, except as specifically set forth herein.

         8.2. Modifications. This Agreement may not be supplemented, amended or modified without the prior written consent of Mortgagee.

         8.3. Notices. All notices and communications under this Agreement shall be in writing and shall be given by either (a) hand delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier (charges prepaid) to the addresses listed in this Agreement. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

         8.4. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Connecticut without reference to conflict of laws principles.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have duly executed and delivered this Subordination, Non-Disturbance and Attornment Agreement as of the day and year first above written.

                                     TENANT:

WITNESSES:

------------------------------      -------------------------------------------
Name:                               Name:                          (Individual)

------------------------------      -------------------------------------------
Name:

WITNESSES:
                                    -------------------------------------------
                                                   (Corporation or Partnership)

                                    By:
------------------------------      -------------------------------------------
Name:                               Name:
Title:                              Title:

------------------------------
Name:
Title:

                                    MORTGAGEE:

WITNESSES:                          FIRST UNION BANK OF CONNECTICUT

                                    By:
------------------------------      -------------------------------------------
Name:                               Name:
Title:                              Title:

------------------------------
Name:
Title:

                                   SCHEDULE A

                        DESCRIPTION OF MORTGAGED PREMISES

                           INDIVIDUAL ACKNOWLEDGEMENT

STATE OF CONNECTICUT, COUNTY OF________________________, SS.:

         On this the ________ day of January, 1996 before me, ___________________________ _______________________________________, the
undersigned officer, personally appeared ___________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he/she executed the same for the purposes therein contained, and as his/her free act and deed.

         In witness whereof I hereunto set my hand.

                                              Commissioner of the Superior Court
                                              Notary Public
                                              My Commission Expires:

                            CORPORATE ACKNOWLEDGEMENT

STATE OF CONNECTICUT, COUNTY OF________________________, SS.:

         On this the ________ day of January, 1996 before me, ___________________________ _______________________________________, the
undersigned officer, personally appeared
_______________________________________, who acknowledged him/herself to be the
_____________________________of __________________________________________, a
corporation, and that he/she as such ___________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by him/herself as such ___________________________and as his/her and its free act and deed.

         In witness whereof I hereunto set my hand.

                                              Commissioner of the Superior Court
                                              Notary Public
                                              My Commission Expires:

                           PARTNERSHIP ACKNOWLEDGEMENT

STATE OF CONNECTICUT, COUNTY OF________________________, SS.:

         On this the ________ day of January, 1996 before me, ___________________________ _______________________________________, the
undersigned officer, personally appeared
_______________________________________, who acknowledged him/herself to be the
Partner of __________________________________________, a partnership, and that he/she, as such Partner, executed the foregoing instrument for the purposes therein contained and as his/her free act and deed and the free act and deed of the partnership.

         In witness whereof I hereunto set my hand.

                                              Commissioner of the Superior Court
                                              Notary Public
                                              My Commission Expires:

                            MORTGAGEE ACKNOWLEDGEMENT

STATE OF CONNECTICUT, COUNTY OF FAIRFIELD, SS.:

         On this the ________ day of January, 1996 before me, ___________________________ _______________________________________, the
undersigned officer, personally appeared
_______________________________________, who acknowledged him/herself to be the
_______________________________of FIRST UNION BANK OF CONNECTICUT, a Connecticut banking corporation, and that he/she as such ___________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by him/herself as such _____________________and as his/her and its free act and deed.

         In witness whereof I hereunto set my hand.

                                              Commissioner of the Superior Court
                                              Notary Public
                                              My Commission Expires:

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

-to-

FIRST UNION BANK OF CONNECTICUT

Dated:

RECORD AND RETURN TO:

FIRST UNION BANK OF CONNECTICUT
5 Research Drive
Shelton, Connecticut  06484

ATTN:  Commercial Real Estate Department Head

                                   "Exhibit E"

1. Within two (2) months after Tenant has completed all alterations approved by Landlord, as to front and/or entrance of demised premises:

         a)       Remove wood facade, fence and railing;
         b)       Repair and/or replace slab and stairs;
         c)       Repair and paint building facade and loading dock facade; and
         d) Provide hand railings as required by applicable building codes;

2. Within two (2) months after Tenant has completed all alterations approved by Landlord, provide a) incoming gas line from municipal-supplied gas line if available presently or b) slab and equipment (except tank) for liquid propane gas if permitted by all applicable codes and regulations. Said incoming gas line shall terminate at a single point outside demised premises;

3. With two (2) months after Tenant has completed all alterations approved by Landlord, provide gravel or Grasscrete block access to studio at rear of demised premises if permitted by all applicable codes and regulations. Said access may be from either the present southern or northern parking lot as selected by Landlord; and

4. Within ten (10) days after Tenant has completed all alterations approved by Landlord, relocate those air conditioning units over demised premises so as to reasonably soundproof the studio portion of the demised premises for use as a television studio.

                                 FIRST AMENDMENT

                 to Lease dated as of the 6th day of March, 1996

This FIRST AMENDMENT ("FIRST AMENDMENT") entered into as of the 14TH day of May, 1996, to Lease dated as of the 6th day of March, 1996, between NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP, a Connecticut limited partnership, hereinafter referred to as the Landlord, and TIME PUBLISHING VENTURES INC., a Delaware corporation, hereinafter referred to as the Tenant.

WHEREAS, the Landlord has demised and leased unto the Tenant, and the Tenant has hired and taken from the Landlord, certain demised premises pursuant to a Lease dated as of the 6th day of March, 1996 by and between the Landlord and the Tenant ("Lease"); and

WHEREAS, the Landlord and the Tenant wish to amend the Lease, to the extent, but only to the extent, as expressly provided in this First Amendment, except as otherwise expressly provided in this First Amendment all of the terms and provisions of the Lease shall remain in full force and effect and shall continue to be binding upon the Landlord and the Tenant in all respects as if this First Amendment did not exist.

NOW THEREFORE, in consideration of the mutual promises, terms and provisions contained in this First Amendment and other good, valuable and sufficient consideration received by the Landlord and the Tenant, the Landlord and the Tenant do hereby amend the Lease as follows:

1. The first paragraph of Article 2. of the Lease is deleted in its entirety, and the following is substituted therefor:

         "The initial term ("initial term") of this Lease shall a) commence July 1, 1996 ("Commencement Date") and b) end June 30, 2001."

2. The following shall be added after the word "aforesaid" appearing in Article
5. of the Lease:

         "except for all or any portion of the first ninety (90) days after Landlord has obtained both building permits referred to in Article 6. of this Lease, during all or any portion of which first ninety (90) days CMS Video may occupy all or any portion of demised premises".

3. Article 6. of the Lease is deleted in its entirety, and the following is substituted therefor:

"6.      Purpose:

         The Tenant shall use the demised premises only for offices, kitchen and a television studio and for no other use whatsoever. Within a reasonable time after its execution of this First Amendment, Tenant shall deliver to Landlord all plans, calculations, approvals and all other documents and items required for Landlord to obtain building permits relative to alterations in accordance with plans and specifications to be previously expressly approved in writing by Landlord of the a) demised premises and b) Expansion Space referred to in
Article 38. of this Lease for use by CMS Video. Within a reasonable time after Landlord shall have received from Tenant all of said plans, calculations, approvals and all other documents and items referred to in the immediately preceding sentence, Landlord shall file with the Building Department of the City of Norwalk an application and all other documents required to obtain a building permit for a) Tenant to construct improvements on demised premises all as Tenant and Landlord shall have previously and expressly approved in writing and b) Landlord, CMS Video and/or any other party to construct improvements on said Expansion Space provided Landlord and Tenant have previously and expressly approved in writing said improvements on said Expansion Space. Nothing contained in this entire Lease, including, but not limited to, the immediately preceding two (2) sentences shall obligate Landlord, CMS Video and/or any other party to construct any improvements whatsoever on said Expansion Space and/or to occupy said Expansion Space.

         The Landlord and the Tenant shall fully cooperate with the other in all reasonable ways relative to the second and third sentences of the immediately preceding paragraph. The Landlord and Tenant shall pay its own legal fees and other costs relative to Landlord's obtaining said building permits, except that Landlord shall pay the fees required by the City of Norwalk to obtain said building permits."

4. Wherever they appear in Article 38. of the Lease, the following dates shall be changed as follows:

         a) "July 1, 1996" shall be changed to "the expiration of ninety (90) days after Landlord has obtained said building permit for the demised premises"; and

         b) "August 31, 1996" shall be changed to "the expiration of thirty (30) days after the expiration of ninety (90) days after Landlord has obtained said building permit for the demised premises".

5. Article 40. of the Lease is deleted in its entirety.

6. The following is added at the end of "Exhibit E" to the Lease:

         "5. At or prior to the time Tenant has completed all alterations approved by Landlord, Landlord shall increase the size of the septic tank servicing the land and building to 2,500 gallons."

7. Except as otherwise expressly provided in this First Amendment, all of the terms and provisions of the Lease shall remain in full force and effect and shall continue to be binding upon the Landlord and the Tenant in all respects as if this First Amendment did not exist.

         IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

         Witness: NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP By Saugatuck Group Property Management, Inc., Its General Partner,
                                   Hereunto Duly Authorized

                                   By /s/ Peter Van Witt
                                      ------------------------------------
                                          Peter Van Witt,
                                          Its President,
                                          Hereunto Duly Authorized
-------------------------------
                                   TIME PUBLISHING VENTURES INC.
                                   By /s/
-------------------------------       -----------------------------------
                                         Its Vice President,
                                         Hereunto Duly Authorized
-------------------------------

STATE OF CONNECTICUT   )
                       )       ss:      Norwalk                    May 14, 1996
COUNTY OF FAIRFIELD    )

         Personally appeared Peter Van Witt, President hereunto duty authorized of Saugatuck Group Property Management, Inc., general partner hereunto duly authorized of NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed as such President hereunto duly authorized, the free act and deed of said Saugatuck Group Property Management, Inc. as such general partner hereunto duly authorized, and the free act and deed of said NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP, before me.

        DONNA M. GAGE                            /s/ Donna M. Gage
                                                 --------------------------
        NOTARY PUBLIC                                Notary Public
        My Commission Expires July 31, 1999          My Commission Expires:

STATE OF NEW YORK    )
                     )       ss:      New York City                May 14, 1996
COUNTY OF NEW YORK   )

         Personally appeared Joseph A. Ripp, __________________________ hereunto duly authorized of TIME PUBLISHING VENTURES INC., signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed as such signer hereunto duly authorized, and the free act and deed of said TIME PUBLISHING VENTURES INC., before me.

                                       /s/ Walter S. Censor
                                       ------------------------------------
                                           Notary Public
                                           My Commission Expires:
                                           WALTER S. CENSOR
                                           Notary Public, State of New York
                                           No 31-5658275
                                           Qualified in New York County
                                           Commission Expires Feb. 28, 1997.

                                SECOND AMENDMENT

                 to LEASE dated as of the 6th day of March, 1996

This SECOND AMENDMENT ("SECOND AMENDMENT") entered into as of the 6th day of March, 1996, to LEASE dated as of the 6th day of March, 1996, between NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP, a Connecticut limited partnership, hereinafter referred to as the Landlord, and MARTHA STEWART LIVING OMNIMEDIA LLC, a Delaware limited liability company, hereinafter referred to as the Tenant (as assignee of Time Publishing Ventures Inc., a Delaware corporation, hereinafter referred to as Time).

WHEREAS, the Landlord has demised and leased unto Time, and Time has hired and taken from the Landlord, certain demised premises pursuant to a LEASE dated as of the 6th day of March, 1996 by and between the Landlord and Time and a FIRST AMENDMENT entered into as of the 14th day of May, 1996 to said LEASE (said LEASE and FIRST AMENDMENT, collectively, "Lease"); and

WHEREAS, pursuant to an Assignment and Assumption of Lease executed by Time and Tenant, Time has assigned to Tenant and Tenant has accepted from Time all of Time's interest in and to the Lease and Time has delegated to Tenant and Tenant has assumed from Time all of Time's obligations pursuant to the Lease; and

WHEREAS, the Landlord and the Tenant wish to amend the Lease, to the extent, but only to the extent, as expressly provided in this Second Amendment, and except as otherwise expressly provided in this Second Amendment all of the terms and provisions of the Lease shall remain in full force and effect and shall continue to be binding upon the Landlord and the Tenant in all respects as if this Second Amendment did not exist.

NOW THEREFORE, in consideration of the mutual promises, terms and provisions contained in this Second Amendment and other good, valuable and sufficient consideration received by the Landlord and the Tenant, the Landlord and the Tenant do hereby amend the Lease as follows:

1. By deleting all references to the "TWI-related occupancy" and all provisions relative thereto in Article 8. of the Lease.

2. By deleting "Walter Censor. . .10020" from Article 19. of the Lease and substituting in lieu thereof "Larry H. Schatz, Esq., at c/o Grubman, Indursky, Schindler & Goldstein, P.C., Carnegie Hall Tower, 152 West 57th Street, New York, New York 10019-3301".

3. By substituting the following in lieu of the first two (2) paragraphs of
Schedule 1 of the Lease:

         "1. Tenant shall further pay all of the following ("net costs") to the extent same relate to any period commencing on or after Commencement Date: a) all charges for all utilities used and/or consumed at demised premises, b) all charges for removal from land of waste and/or other items relating to demised premises which are in excess of standard office waste, c) all real estate and/or personal property taxes and/or other governmental assessments resulting from any alterations, additions, improvements, erections, repairs, replacements, renovations and/or maintenance made, and/or labor, services, materials and/or other items provided, to the demised premises, d) Tenant's pro rata share of all charges for electricity, heating oil, water and sewer relative to the land and/or building (excluding therefrom all those payable by Tenant and/or other tenants of the building), plus e) Tenant's pro rata share of all increases over and above the amounts in parentheses hereafter relative to all of the following items relative to the land and/or the building:

         1) Real Estate Taxes, excluding the real estate taxes referred to in c), above ($48,266.00);
         2)       Insurance ($4,500.00);
         3)       Maintenance and Landscaping ($3,000.00)
         4)       Management Fees ($15,000.00);
         5)       Snow Removal ($3,000.00);
         6)       Waste Removal ($2,200.00); and

         7)       Fire Alarm and Security System in common areas ($1,200.00) .

         Said net costs shall be paid by Tenant to Landlord without any abatement, deduction and/or set-off for any reason whatsoever.".

4. By deleting "at c/o Popshots, Inc.," from Article 19. of the Lease.

5. Except as otherwise expressly provided in this Second Amendment, all of the terms and provisions of the Lease shall remain in full force and effect and shall continue to be binding upon the Landlord and the Tenant in all respects as if this Second Amendment did not exist.

         IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

Witness:                          NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP

                                  By Saugatuck Group Property
                                  Management, Inc.,
                                  Its General Partner,
                                  Hereunto Duly Authorized

/s/                               By   /s/ Peter Van Witt
-----------------------------          -----------------------------------
                                       Peter Van Witt,
                                       Its President,

/s/                                    Hereunto Duly Authorized
-----------------------------
                                  MARTHA STEWART LIVING OMNIMEDIA LLC

/s/                               By   /s/ Sharon Patrick
-----------------------------          -----------------------------------
                                       Its CEO,
                                       Hereunto Duly Authorized

/s/
-----------------------------

STATE OF NEW YORK     )
                      )       ss:      New York City             March 10, 1997
COUNTY OF NEW YORK    )

         Personally appeared Peter van Witt, President hereunto duly authorized of Saugatuck Group Property Management, Inc., general partner hereunto duly authorized of NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed as such President hereunto duly authorized, the free act and deed of said Saugatuck Group Property Management, Inc. as such general partner hereunto duly authorized, and the free act and deed of said NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP, before me.

                           Notary Public
                           My Commission Expires:

                                               LARRY H. SCHATZ

                                       Notary Public, State of New York
                                                No. 31-4970606

                                         Qualified in New York County
                                      Commission Expires August 13, 1998

STATE OF NEW YORK     )
                      )       ss:      New York City                 2/11, 1997
COUNTY OF NEW YORK    )

         Personally appeared Sharon Patrick, CEO hereunto duly authorized of MARTHA STEWART LIVING OMNIMEDIA LLC, signer and sealer of the foregoing instrument, who acknowledged the same to be his/her free act and deed as such CEO hereunto duly authorized, and the free act and deed of said MARTHA STEWART LIVING OMNIMEDIA LLC, before me.

                               /s/ Larry H. Schatz

                               Notary Public
                               My Commission Expires:

                                                   LARRY H. SCHATZ

                                           Notary Public, State of New York
                                                    No. 31-4970606

                                             Qualified in New York County
                                          Commission Expires August 13, 1998